EXHIBIT 4.5

DEFERRED COMPENSATION PLAN                        [photographs of faces omitted]

ROLLINS, INC.

MEASUREMENT FUND ELECTION FORM - 2006 OPEN ENROLLMENT

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First Name                                             Middle Initial                           Last Name

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Street Address                                              City                               State      Zip Code

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Social Security Number                       Date of Birth                         Date of Hire

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                                     THE PURPOSE of this form is to allow you to elect to have the following  items of compensation deferred under the Plan credited with the returns realized by Measurement  Funds listed below:
> MEASUREMENT                        Annual  Base Salary  deferred  under the Plan which is earned  during 2006 ("2006  Annual Base
  FUND                               Salary   Deferral"),   and  earnings  or  losses  thereon  (based  on  your  Measurement  Fund
  ELECTION                           selections).  I understand  that these  elections  will continue to apply until such time as a new  election(s) is made in accordance with the terms and conditions of the Plan and any rules set forth by the Plan Committee.
                                     SELECT  WHOLE  PERCENTAGES  IN AT  LEAST 1%  INCREMENTS.  CHECK  ALL  APPLICABLE  CIRCLES  AND
                                     COMPLETE ALL APPLICABLE BLANKS.
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ASSET ALLOCATION
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o     Vanguard VVIF Money Market Portfolio                                                       _____% Increment
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o     PIMCO VIT Total Return Portfolio                                                           _____% Increment
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o     Vanguard VVIF Balanced Portfolio (Wellington)                                              _____% Increment
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o     Vanguard VVIF Diversified Value Portfolio (Windsor II)                                     _____% Increment
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o     Fidelity VIP Contrafund Portfolio                                                          _____% Increment
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o     Third Avenue VST Value Portfolio                                                           _____% Increment
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o     Fidelity VIP Mid Cap Growth Portfolio                                                      _____% Increment
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o     Royce Capital Small Cap Portfolio                                                          _____% Increment
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o     Vanguard VIF Equity Index Portfolio                                                        _____% Increment
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o     First Eagle VF Overseas Variable Fund                                                      _____% Increment
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Total:                                                                                            100 %
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                                                                      (OVER)
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MEASUREMENT FUND ELECTION FORM - 2006 OPEN ENROLLMENT CONTINUED...

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NOTE: The  Measurement Funds are to be used for  measurement  purposes only, and a  Participant's  election of any such  Measurement
Fund, the allocation of his or her deferrals  thereto, the  calculation of additional  amounts and the crediting or debiting of such amounts to a Participant's  Account Balance shall not be considered or construed in any manner as an actual investment of his or her
Account Balance in any such Measurement Fund.
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> ACKNOWLEDGMENT AND AGREEMENT                                           PLEASE SIGN below.
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I ACKNOWLEDGE that I have been offered an opportunity to participate in the Deferred  Compensation  Plan. I will  participate in the
Plan and authorize the Plan Committee to apply the  Measurement  Fund  elections as indicated on this form. I understand  that I may change my above elections solely as provided under the Plan. I further  understand that if I do not complete this  Measurement  Fund
Election Form, then my deferrals will be allocated 100% to the Vanguard VVIF Money Market  Portfolio  Measurement  Fund,  until such time as I make a valid  Measurement Fund election. Unless otherwise  indicated,  capitalized  terms used in this form shall have the meanings given them in the Plan.
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Signature of Employee _____________________________________________________     Date__________

Signature of Plan Committee Member
Or Duly Authorized Agent __________________________________________________     Date__________
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